UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2016 (June 1, 2016)

PEEKAY BOUTIQUES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-193618	46-4007972
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

901 West Main Street, Suite A

Auburn, WA 98001

 (Address of principal executive offices)

1-800-447-2993

(Registrant's telephone number, including area code)

________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously reported by Peekay Boutiques, Inc. (the "Company") in a current report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on February 26, 2016, the Company, the Company's subsidiaries, Christals Acquisition, LLC, Peekay Acquisition, LLC, each of the subsidiaries of Peekay Acquisition, LLC (collectively, the "Loan Parties") and certain of the Company's senior secured lenders (the "Consenting Term A Lenders") entered into the Forbearance and Ninth Amendment Agreement (the "Ninth Amendment"), which amends the financing agreement (the "Financing Agreement") relating to the Company's senior secured debt.

On June 1, 2016, counsel to the Consenting Term A Lenders confirmed by email correspondence on behalf of the Consenting Term A Lenders that the Consenting Term A Lenders agreed not to enforce their rights to require the Company and the Loan Parties to perform their obligations under the Ninth Amendment and the Financing Agreement generally or to meet the deadlines specified therein, including without limitation, the obligations and deadlines itemized below, until 24 hours following the date that the Consenting Term A Lenders notify the Company in writing that they revoke such waiver (the "Revocation Notice"). This agreement was subject to the payment by the Company to counsel to the Consenting Term A Lenders of a $100,000 retainer which will be applied in the ordinary course to pay for legal services rendered and to be rendered by such firm on behalf of the Consenting Term A Lenders in connection with the restructuring efforts. The Company paid the $100,000 retainer on June 1, 2016.

The obligations under the Ninth Amendment that the Consenting Term A Lenders agreed not to enforce until 24 hours following receipt of the Revocation Notice by the Company include the following:

•	The requirement to enter into a Restructuring Support Agreement by May 1, 2016;

•	The requirement to close an Acceptable Out of Court Restructuring by May 31, 2016;

•

The requirement to make an interest payment by June 1, 2016 and to make other interest payments in the future until an out of court restructuring is reached or the Company receives the Revocation Notice; and

•	The requirement to have an Acceptable Pre-Arranged Chapter 11 Bankruptcy Closing Date by June 15, 2016.

None of the Consenting Term A Lenders waived any of its rights and remedies under the Ninth Amendment or the Financing Agreement generally. Instead, the Consenting Term A Lenders agreed to not enforce such rights until 24 hours following receipt by the Company of a Revocation Notice. The waiver of the requirements described above are in addition to those reported on Form 8-K filed with the Securities and Exchange Commission on April 4, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEEKAY BOUTIQUES, INC.

Dated: June 2, 2016	By:	/s/ Lisa Berman
Lisa Berman
Chief Executive Officer